WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

ITEM 77C

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
LAST MEETING OF SHAREHOLDERS
A Special Meeting of Trust shareholders was held on December 17, 1999. As of October 27, 1999, the record date for shareholder voting at the meeting,there were 6,595,847 total outstanding Shares. The following items were considered by shareholders and the results of their voting ere as follows:
Agenda Item 1.  To elect five Trustees1






For



Withheld Authority To Vote
Nicholas P. Constantakis

6,163,149

1,095
John F. Cunningham

6,163,149
1,095
J. Christopher Donahue

6,163,149
1,095
Charles F. Mansfield, Jr.

6,163,149
1,095
John S. Walsh

6,163,149
1,095

1 The following Trustees continued their terms as Trustees of the Trust: John F. Donahue, Thomas G. Bigley,
John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E.
Madden, John E.Murray, Jr., Marjorie P. Smuts.

Agenda Item 2. To make changes to the Fund's fundamental nvestment policies:

a) To amend the fund's fundamental investment policies regarding borrowing money and issuing senior securities.

	For		Against		Abstentions
	6,164,245	0		0

b) To amend the Fund's fundamental investment policies regarding investments in real estate.

	For		Against		Abstentions
	6,159,885	4,360		0

c) To amend the Fund's fundamental investment policies regarding investments in commodities.

	For		Against		Abstentions
	6,159,885	4,360		0

d) To amend the Fund's fundamental investment policy regarding underwriting securities.

	For		Against		Abstentions
	6,164,245	0			0

e) To amend the Fund's fundamental investment policy regarding lending by the fund.

	For		Against		Abstentions
	6,161,638	1,095		1,512

f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

	For		Against		Abstentions
	6,163,150	1,095		0

g) To amend, and to make non-fundamental, the Fund's
fundamental investment policy regarding buying 	securities
on margin.

	For		Against		Abstentions
	6,158,789	1,095		4,361

Agenda Item 3. To eliminate the Fund's fundamental investment policy on selling securities short.

	For		Against		Abstentions
	6,158,789	1,095		4,361

WESMARK GROWTH FUND

ITEM 77C

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
LAST MEETING OF SHAREHOLDERS
A Special Meeting of Trust shareholders was held on December 17, 1999. As of October 27, 1999, the record date for shareholder voting at the meeting, there were 11,437,514 total outstanding Shares. The following items were considered by shareholders and the results of their voting were as follows:
Agenda Item 1.  To elect five Trustees1






For



Withheld Authority To Vote
Nicholas P. Constantakis

10,672,598

1,558
John F. Cunningham

10,672,598
 1,558
J. Christopher Donahue

10,672,598
 1,558
Charles F. Mansfield, Jr.

10,672,598
 1,558
John S. Walsh

10,672,598
 1,558

1 The following Trustees continued their terms as Trustees of the Trust: John F. Donahue, Thomas G. Bigley,
John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden,
John E.. Murray, Jr., Marjorie P. Smuts.

Agenda Item 2. To make changes to the Fund's fundamental investment policies:

a) To amend the fund's fundamental investment policies regarding borrowing money and issuing senior securities.

	For		Against		Abstentions
	10,661,032	9,074		4,050

b) To amend the Fund's fundamental investment policies regarding investments in real estate.

	For		Against		Abstentions
	10,667,386	2,648		4,122

c) To amend the Fund's fundamental investment policies regarding investments in commodities.

	For		Against		Abstentions
	10,663,704	994		9,458

d) To amend the Fund's fundamental investment policy regarding underwriting securities.

	For		Against		Abstentions
	10,778,053	472		5,631

e) To amend the Fund's fundamental investment policy regarding lending by the fund.

	For		Against		Abstentions
	10,662,767	1,076		10,313

f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

	For		Against		Abstentions
	10,670,147	175		3,834

g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

	For		Against		Abstentions
	10,665,242	5,080		3,834

Agenda Item 3. To eliminate the Fund's fundamental investment policy on selling securities short.

	For		Against		Abstentions
	10,665,574	2,891		5,691



WESMARK BOND FUND

ITEM 77C

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
LAST MEETING OF SHAREHOLDERS
A Special Meeting of Trust shareholders was held on December 17, 1999. As of October 27, 1999, the record date for shareholder voting at the meeting, there were 13,183,723 total outstanding Shares. The following items were considered by shareholders and the results of their voting were as follows:
Agenda Item 1.  To elect five Trustees1






For



Withheld Authority To Vote
Nicholas P. Constantakis

12,529,981

0
John F. Cunningham

12,529,981
 0
J. Christopher Donahue

12,529,981
 0
Charles F. Mansfield, Jr.

12,529,981
 0
John S. Walsh

12,529,981
 0

1 The following Trustees continued their terms as Trustees of the Trust: John F. Donahue, Thomas G.
Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D.,
Peter E. Madden, John E.. Murray, Jr., Marjorie P. Smuts.

Agenda Item 2. To make changes to the Fund's fundamental investment policies:

a) To amend the fund's fundamental investment policies regarding borrowing money and issuing senior securities.

	For		Against	Abstentions
	12,525,129	3,619		1,233

b) To amend the Fund's fundamental investment policies regarding investments in real estate.

	For		Against		Abstentions
	12,517,227	3,619		9,135

c) To amend the Fund's fundamental investment policies regarding investments in commodities.

	For		Against		Abstentions
	12,506,881	21,867		1,233

d) To amend the Fund's fundamental investment policy regarding underwriting securities.

	For		Against		Abstentions
	12,525,129	3,619		1,233


e) To amend the Fund's fundamental investment policy regarding lending by the fund.

	For		Against		Abstentions
	12,517,222	11,521		1,238

f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments
	in the securities of companies in the same industry.

	For		Against		Abstentions
	12,506,881	21,867		1,233

g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying
	securities on margin.

	For		Against		Abstentions
	12,525,129	3,619 		1,233

Agenda Item 3. To eliminate the Fund's fundamental investment policy on selling securities short.

	For		Against	Abstentions
	12,506,881	21,867		1,233



WESMARK BALANCED FUND

ITEM 77C

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
LAST MEETING OF SHAREHOLDERS
A Special Meeting of Trust shareholders was held on December 17, 1999. As of October 27, 1999, the record date for shareholder voting at the meeting, there were 6,888,880 total outstanding Shares. The following items were considered by shareholders and the results of their voting were as follows:
Agenda Item 1.  To elect five Trustees1






For



Withheld Authority To Vote
Nicholas P. Constantakis

6,619,314

3,707
John F. Cunningham

6,619,314
 3,707
J. Christopher Donahue

6,619,314
 3,707
Charles F. Mansfield, Jr.

6,619,314
 3,707
John S. Walsh

6,619,314
 3,707

1 The following Trustees continued their terms as Trustees of the Trust: John F. Donahue, Thomas G.
Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D.,
Peter E. Madden, John E.. Murray, Jr., Marjorie P. Smuts.

Agenda Item 2. To make changes to the Fund's fundamental investment policies:

a) To amend the fund's fundamental investment policies regarding borrowing money and issuing senior securities.

	For		Against		Abstentions
	6,620,630	1,335		1,056

b) To amend the Fund's fundamental investment policies regarding investments in real estate.

	For		Against		Abstentions
	6,615,978	237		1,056

c) To amend the Fund's fundamental investment policies regarding investments in commodities.

	For		Against		Abstentions
	6,615,693	741		6,588

d) To amend the Fund's fundamental investment policy regarding underwriting securities.

	For		Against		Abstentions
	6,615,479	237		7,306


e) To amend the Fund's fundamental investment policy regarding lending by the fund.

	For		Against		Abstentions
	6,615,541	402		7,079

f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

	For		Against		Abstentions
	6,618,258	0		4,764

g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

	For		Against		Abstentions
	6,615,693	237		7,092

Agenda Item 3. To eliminate the Fund's fundamental investment policy on selling securities short.

	For		Against		Abstentions
	6,615,818	237		6,967